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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:                  May 21, 1998
                    (Date of the earliest event reported)




                     AMERICAN BUSINESS INFORMATION, INC.
            (Exact name of Registrant as specified in its charter)



         Delaware                     0-19598                  47-0751545
(State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)            File Number)        Identification Number)


5711 South 86th Circle, Omaha, Nebraska                             68127
(Address of principal executive offices)                          (Zip Code)


                                 402/593-4500
             (Registrant's telephone number, including area code)



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Item 5.     Other Events

        On May 21, 1998, American Business Information, Inc. (the "Company") announced that it is contemplating a private placement of senior subordinate notes (the "Notes") in the aggregate principal amount of $100,000,000. The Notes will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Act.

        A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

(c)  Exhibits

99.1   Press Release Dated May 21, 1998






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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 21, 1998                                /s/ Steven Purcell
                                                   ---------------------------
                                                   Steven Purcell
                                                   Chief Financial Officer






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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                      DESCRIPTION
------                      -----------
99.1             Press Release Dated May 21, 1998